UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. ONE STARPOINT

STAMFORD, CT 06902

Meeting Information

Meeting Type: Annual Meeting

For record holders as of

the close of business on: April 2, 2015

Date: May 28, 2015

Time: 10:00 a.m., EDT

Location: The Westin Peachtree Plaza

210 Peachtree Street, N.W.

Atlanta, GA 30303

You are receiving this Notice of Meeting and Internet Availability of Proxy Materials (or Notice) because you hold shares of stock in the company named above.

This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you over the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse side and voting of this instructions. Notice to obtain

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Proxy Materials Online:

Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page)

readily available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

There is no charge for requesting a copy of the proxy materials. If you want to receive a paper or e-mail copy of the proxy materials,

you must make a request by one of the following methods:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: To gain admittance to the stockholder meeting, you must present valid photo identification, such as a driver’s licence or passport. At the meeting, you will need to request a ballot to vote these shares.

Vote By Proxy By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) readily available and follow the instructions. Vote By Proxy By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a voting instruction form.

Vote By Proxy By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 28, 2015, via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX . Vote confirmation is available 24 hours after your vote is received beginning May 13, 2015, with the final vote tabulation remaining available through July 28, 2015.

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Voting Items

Vote on Directors

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of Directors

Nominees:

1a. Adam M. Aron

1b. Bruce W. Duncan

1c. Charlene Barshefsky

1d. Thomas E. Clarke

1e. Clayton C. Daley, Jr.

1f. Lizanne Galbreath

1g. Eric Hippeau

1h. Aylwin B. Lewis

1i. Stephen R. Quazzo

1j. Thomas O. Ryder

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.

3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2015.

4. To approve the Starwood Hotels & Resorts Worldwide, Inc. Annual Incentive Plan for Certain Executives (as Amended and Restated in February 2015).

In their discretion, the proxy holders will vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

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